TOMORROW FUNDS RETIREMENT TRUST
                               One New York Plaza
                            New York, New York 10004

 TOMORROW LONG-TERM RETIREMENT FUND ("Long-Term Fund")
          Seeks to satisfy the retirement goals of investors who are currently between 22 and 35 years of age and with an average remaining life expectancy of 50 years or more.
 TOMORROW MEDIUM-TERM RETIREMENT FUND ("Medium-Term Fund")
         Seeks to satisfy the retirement goals of investors who are currently between 36 and 50 years of age and with an average remaining life expectancy in the range of 35-50 years.
 TOMORROW SHORT-TERM RETIREMENT FUND ("Short-Term Fund")
         Seeks to satisfy the retirement goals of investors who are currently between 51 and 65 years of age and with an average remaining life expectancy in the range of 20-30 years.
TOMORROW POST-RETIREMENT FUND ("Post-Retirement Fund") *
         Seeks to satisfy the goals of investors who seek to maximize total return, with an emphasis on current income, consistent with capital preservation.

PROSPECTUS -- Adviser Class and Institutional Class Shares
May 1, 1997

         This Prospectus describes Adviser Class and Institutional Class shares of four mutual funds - the Long-Term Fund, Medium-Term Fund, Short-Term Fund and Post-Retirement Fund (together, the "Tomorrow Funds"). Institutional Class shares of the Tomorrow Funds are designed to provide investment vehicles for variable annuity and variable life insurance contracts ("Variable Contracts") of various insurance companies. Adviser Class shares, as well as Institutional Class shares of the Tomorrow Funds, may be purchased by "qualified" pension or retirement plans, including trustees of such plans for certain individuals funding their individual retirement accounts or other qualified plans. Each Tomorrow Fund, a series of Tomorrow Funds Retirement Trust (the "Trust"), is a diversified asset allocation mutual fund advised by Weiss, Peck & Greer, L.L.C. (the "Adviser" or "WPG").

         Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how the Tomorrow Funds invest and the services available to shareholders. If applicable, this Prospectus should be read in conjunction with the separate account prospectus of the specific insurance product which accompanies this Prospectus. To learn more about the Tomorrow Funds, you can obtain a copy of the Statement of Additional Information (the "SAI"), also dated May 1, 1997. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. A free copy of the SAI is available upon request by calling Weiss, Peck & Greer, L.L.C. at 1-800- 223-3332 (toll free). Shares of a Tomorrow Fund may not be available for sale in your state due to various insurance or other regulations. Please check with your insurance company or qualified plan fiduciary for Tomorrow Funds that are available in your state. Inclusion of a Tomorrow Fund in this Prospectus which is not available in your state is not to be considered a solicitation. Shareholder inquiries regarding the Tomorrow Funds may be made in writing to the Trust at the address set forth above.

* As of the date of this Prospectus, the Post-Retirement Fund is not available for purchase. Contact WPG for the latest information.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN SHARES OF THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The Tomorrow Funds seek to provide investors of all ages who participate in qualified retirement plans or who are holders of Variable Contracts with an asset allocation strategy designed to address their retirement funding needs. Each Tomorrow Fund invests its assets, in varying amounts, in equity and fixed-income securities of all types. The Long-Term, Medium-Term and Short-Term Funds seek to maximize total return while also increasingly emphasizing current income and capital preservation as the average age of the target class of investors in that particular Tomorrow Fund increases. As the average age of the target class of investors in a Tomorrow Fund increases over time, the particular Tomorrow Fund adjusts the mix of its assets invested in equity and fixed-income securities to reflect a level of risk that the Adviser considers appropriate for investors in that target age class, in general, given their investment time horizon. The Post-Retirement Fund seeks to provide investors with an asset allocation strategy designed to maximize total return, with an emphasis on current income, consistent with capital preservation.

         You are encouraged to select a particular Tomorrow Fund based on your current age and the length of the period during which you expect to maintain your investment. You may select more than one Tomorrow Fund in order to achieve a personalized investment program.

         Because the investment portfolio of each Tomorrow Fund will change over time to reflect the investment needs of a target class of investors with an increasing average age, it will normally not be necessary for you to change your Tomorrow Fund selection as you grow older. Just as your age increases over time, the average age of the target class of investors of each of the Long-Term, Medium- Term and Short-Term Funds will increase over time. However, if your investment needs change other than by reason of the passage of time, you should consider whether your particular Tomorrow Fund remains an appropriate selection.





                                TABLE OF CONTENTS
                                                             Page
                                                             ----

Expense Information..........................................   3
Financial Highlights.........................................   7
Investment Objectives and Policies...........................   8
Eligible Investors...........................................  13
Insurance Company Separate Accounts..........................  13
Qualified Plans..............................................  14
   Alternative Purchase Arrangements.........................  14
   How to Buy Shares.........................................  14
   How to Sell Shares........................................  17
   How to Exchange Shares....................................  19
How Each Tomorrow Fund's Share Price is Determined...........  20
Management of the Tomorrow Funds.............................  21
Distribution Plans...........................................  22
Service Plans................................................  22
Dividends and Taxes..........................................  23
Portfolio Brokerage..........................................  24
The Trust....................................................  24
Investment Performance.......................................  26
Risk Considerations and Other Investment Practices
   and Policies..............................................  27
Additional Information.......................................  34

                               EXPENSE INFORMATION

         Operating a mutual fund, such as each Tomorrow Fund, involves a variety of expenses for portfolio management, shareholder statements, tax reporting and other services. These costs are paid from a fund's assets and their effect is factored into any quoted share price or performance information.


SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of either class of a Tomorrow Fund.

                                                             Adviser and Institutional Class Shares
                                                                                                   Post-
                                                        Long-Term   Medium-Term   Short-Term      Retire-
                                                          Fund         Fund          Fund        ment Fund +
                                                          ----         ----          ----        ---------

Maximum Sales Load Imposed on Purchases                   None         None          None          None

Maximum Sales Load Imposed on
   Reinvested Dividends                                   None         None          None          None

Deferred Sales Load                                       None         None          None          None

Redemption Fees                                           None         None          None          None

Exchange Fees                                             None         None          None          None



         ANNUAL FUND OPERATING EXPENSES are paid out of the Tomorrow Funds' assets. Each Tomorrow Fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts. The following expenses, expressed as a percentage of average net assets, are based on expenses incurred during the fiscal year ended December 31, 1996.

                                                                Institutional Class Shares
                                                                                                   Post-
                                                        Long-Term   Medium-Term   Short-Term      Retire-
                                                          Fund         Fund          Fund        ment Fund +
                                                          ----         ----          ----        ---------

Management Fee (after voluntary waiver)                   0.00%*       0.00%*        0.00%*        0.00%*
12b-1 Fee                                                 0.00%        0.00%         0.00%         0.00%
Other Expenses (after expense limitation)1                1.50%*       1.50%*        1.50%*        1.40%*
                                                        --------     --------      --------       -------
Total Fund Operating Expenses
   (after expense limitation)                            1.50%*       1.50%*        1.50%*        1.40%*
                                                         ======       ======        ======        ======





                                                             Adviser Class Shares
                                                                                                           Post-
                                                                                                          Retire-
                                                  Long-Term         Medium-Term         Short-Term         ment
                                                    Fund               Fund               Fund             Fund+
                                                    ----               ----               ----             ----

Management Fee (after voluntary waiver)             0.00%*             0.00%*             0.00%*          0.00%*
12b-1 Fee2                                          0.50%              0.50%               0.50%           0.50%
Other Expenses (after expense limitation)           1.25%*             1.25%*             1.25%*          1.15%*
                                                    ------             ------             ------          ------
Total Fund Operating Expenses                       1.75%*             1.75%*             1.75%*          1.65%*
  (after expense limitation)                        ======             ======             ======          ======


Example: Hypothetically assume that each Tomorrow Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, you would have paid the following expenses if you closed your account after the number or years indicated:


                                                    After              After             After           After
                                                    1 Year             3 Years           5 Years         10 Years
                                                    ------             -------            -------        --------
Long-Term Fund
     Institutional Class                            $15                $48                $82             $180
     Adviser Class                                  $18                $56                $96             $208
Medium-Term Fund
     Institutional Class                            $15                $48                $82             $180
     Adviser Class                                  $18                $56                $96             $208
Short-Term Fund
     Institutional Class                            $15                $48                $82             $180
     Adviser Class                                  $18                $56                $96             $208
Post-Retirement Fund+
     Institutional Class                            $14                $45                N/A             N/A
     Adviser Class                                  $17                $52                N/A             N/A



     The   purpose  of  the  above  table  and  Example  is  to  assist  you  in understanding  the  various  costs and  expenses of the  Tomorrow  Funds that an investor will bear directly or indirectly. See page 22. The figures shown in the table under the caption  "Other  Expenses" and in the  hypothetical  example are based on the Tomorrow  Funds'  expenses  for the fiscal year ended  December 31,
1996. The expenses set forth above do not reflect  charges and expenses that may be applicable to a holder of a Variable  Contract or  participant in a qualified plan.  Please  refer to your  separate  account  prospectus  or  qualified  plan documents, as the case may be.




                                       -4-



 ---------------

     + As of the date of this Prospectus, the Post-Retirement Fund is not available for purchase. Contact WPG for the latest information.

     1 Other expenses of Institutional Class shares include service fees payable under a non-Rule 12b-1 service plan for the benefit of qualified pension or retirement plans. See "Service Plans" on page 22.

     2   Rule 12b-1 Fees consist of a 0.25% distribution fee and a 0.25%
service fee. See "Distribution Plans" on page 22.

     * The Adviser has voluntarily agreed to limit temporarily the operating expenses (excluding Rule 12b-1 fees applicable to Adviser Class shares, service fees applicable to Institutional Class shares, any other class-specific expenses, litigation, indemnification and other extraordinary expenses) of the Long-Term, Medium-Term and Short-Term Funds to 1.25% of their respective average daily net assets and such operating expenses of the Post-Retirement Fund to 1.15% of its average daily net assets. Each Tomorrow Fund will reimburse the Adviser for fees foregone or other expenses paid by the Adviser pursuant to this expense limitation in later years in which operating expenses for that Tomorrow Fund are less than the expense limitations set forth above for any such year. See page 22.



     In addition, for the fiscal year ended December 31, 1996, in the absence of the expense limitation, Management Fees, Other Expenses and Total Fund Operating Expenses (expressed as a percentage of average daily net assets) of the Tomorrow Funds would have been as set forth below. Management Fees, Other Expenses and Total Fund Operating Expenses of the Post-Retirement Fund are estimates.

                                 Management      Other            Total Fund
                                   Fees         Expenses       Operating Expenses
                                 ----------     --------       ------------------

Long-Term Fund
   Institutional Class              0.75%         39.74%              40.49%
   Adviser Class                    0.75%         44.11%              45.36%
Medium-Term Fund
   Institutional Class              0.75%         20.11%              20.86%
    Adviser Class                   0.75%         14.63%              15.88%
Short-Term Fund
   Institutional Class              0.75%         18.35%              19.10%
   Adviser Class                    0.75%         14.43%              15.68%
Post-Retirement Fund
   Institutional Class              0.65%          4.60%              5.25%
   Adviser Class                    0.65%          4.35%              5.50%


The Tomorrow Funds' imposition of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     The following tables represent a condensed financial history for each Tomorrow Fund since inception. The condensed financial information for each Fund, which is set forth in the tables, has been derived from the financial statements of each Fund, which financial statements have been audited by the Funds' independent auditors, KPMG Peat Marwick, LLP, independent certified public accountants, whose unqualified reports thereon are incorporated by reference into each Fund's Statement of Additional Information. The tables express the information for each Tomorrow Fund in terms of a single share for the Tomorrow Fund outstanding throughout the period. The Tomorrow Funds' Annual Report includes more information about the Tomorrow Funds' performance and is available free of charge by writing to the Trust at the address shown on the cover of this Prospectus.





                                  $ per share





                                     Net                     Net        Total     Dividends    Distri-                   Net
                                    Asset                  Realized     Income       From      butions                  Asset
                                   Value at      Net         and        From         Net         from       Total      Value at
                                  Beginning   Investment  Unrealized Investment   Investment   Capital     Distri-     End of
                                  of Period     Income      Gains    Operations     Income      Gains      butions      Period
Long-Term Retirement
Adviser Shares
For the period March 7, 1996*
  through December 31, 1996          6.50        0.04        0.55        0.59       (0.06)      (0.05)      (0.11)       6.98

Institutional Shares
For the period April 2, 1996*
  through December 31, 1996          6.51        0.04        0.55        0.59        0.00       (0.05)      (0.05)       7.05

Medium-Term Retirement
Adviser Shares
For the period March 7, 1996*
  through December 31, 1996          7.50        0.04        0.63        0.67       (0.03)      (0.07)      (0.10)       8.07

Institutional Shares
For the period April 2, 1996*
  through December 31, 1996          7.53        0.10        0.55        0.65       (0.25)      (0.07)      (0.32)       7.86

Short-Term Retirement
Adviser Shares
For the period March 7, 1996*
  through December 31, 1996          8.50        0.06        0.72        0.78       (0.06)      (0.06)      (0.12)       9.16

Institutional Shares
For the period March 7, 1996*
  through December 31, 1996          8.51        0.00        0.70        0.70        0.00        0.00        0.00        9.21





                                                                  ratios

                                                                                                           assuming no fee waivers,
                                                                                                              reimbursements or
                                                                        Ratio of                                custody fee
                                                            Ratio of      Net                              earnings credit receive
                                                            Expenses    Income to                          Ratio of     Ratio of
                                                   Net      To Average   Average    Portfolio   Average    Expenses     Net Income
                                        Total    Assets        Net        Net       Turnover  Commissions  To Average   To Average
                                       Return++  (000's)     Assets+     Assets+      Rate     Per Share   Net Assets+  Net Assets+
                                                                                                             Ratio information
                                                                                                           assuming no fee waivers,


Long-Term Retirement
Adviser Shares
For the period March 7, 1996*
  through December 31, 1996              9.08%      978        1.75%       1.63%      25.09%      0.035       45.36%     -41.98%

Institutional Shares
For the period April 2, 1996*
  through December 31, 1996              9.03%      282        1.50%       1.97%      25.09%      0.035       40.49%     -37.02%

Medium-Term Retirement
Adviser Shares
For the period March 7, 1996*
  through December 31, 1996              8.89%    3,416        1.75%       1.73%      22.56%      0.035       15.88%     -12.40%

Institutional Shares
For the period April 2, 1996*
  through December 31, 1996              8.54%      265        1.50%       1.96%      22.56%      0.035       20.86%     -17.40%

Short-Term Retirement
Adviser Shares
For the period March 7, 1996*
  through December 31, 1996              8.54%    4,459        1.75%       2.08%      14.16%      0.035       15.68%     -11.85%

Institutional Shares
For the period March 7, 1996*
  through December 31, 1996              8.23%      304        1.50%       2.31%      14.16%      0.035       19.10%     -15.29%





+  Annualized.
++ Not annualized.
*  Commencement of operations.

                       INVESTMENT OBJECTIVES AND POLICIES

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE TOMORROW FUNDS?

   The Tomorrow Funds seek to provide investors of all ages who participate in qualified retirement plans with an asset allocation strategy designed to address their retirement funding needs. Each Tomorrow Fund other than the Post-Retirement Fund seeks to maximize total return while also increasingly emphasizing current income and capital preservation as the average age of the target class of investors in that particular Tomorrow Fund increases. The Post-Retirement Fund seeks to provide investors with an asset allocation strategy designed to maximize total return, with an emphasis on current income, consistent with capital preservation.

LONG-TERM FUND
         seeks to satisfy the retirement goals of investors who are currently between 22 and 35 years of age and with an average remaining life expectancy of 50 years or more.

MEDIUM-TERM FUND
         seeks to satisfy the retirement goals of investors who are currently between 36 and 50 years of age and with an average remaining life expectancy in the range of 35-50 years.

SHORT-TERM FUND
         seeks to satisfy the retirement goals of investors who are currently between 51 and 65 years of age and with an average remaining life expectancy in the range of 20-30 years.

POST-RETIREMENT FUND
         seeks to satisfy the goals of investors who seek to maximize total return, with an emphasis on current income, consistent with capital preservation.

      Each Tomorrow Fund invests its assets, in varying amounts, in equity and fixed-income securities of all types (the "Categories"). The amount of assets allocated to equity securities is currently invested, in varying amounts, among large capitalization stocks, medium capitalization stocks, small capitalization stocks and, indirectly through other investment companies, foreign securities (the "Subcategories"). From time to time, the Adviser may select Subcategories for the fixed-income Category. Further Subcategories may be selected in addition to or as a substitute for any of the current Subcategories.


      As the average age of the target class of investors in a Tomorrow Fund increases over time, the particular Tomorrow Fund adjusts the mix of its assets allocated between equity and fixed-income securities, and allocated, directly or indirectly, among large, medium and small capitalization stocks and foreign securities, to reflect a level of risk that the Adviser considers appropriate for investors in that target age class, in general, given their investment time horizon. The Post-Retirement Fund maintains a stable mix of its assets invested (within defined ranges) in equity and fixed-income securities based on the current outlook for such securities.

      Typically, the longer the average life expectancy of the target class of investors in a Tomorrow Fund, the greater the allocation of assets of that Tomorrow Fund to securities with higher growth potential and, correspondingly, more risk, such as small capitalization stocks. Conversely, the shorter the average life expectancy of the target class of investors in a Tomorrow Fund, the greater the emphasis on current income and capital preservation of assets and, therefore, the greater the allocation of assets of that Tomorrow Fund to fixed-income securities. Each Tomorrow Fund will be managed more conservatively as the average age of its target class of investors increases. For example, assuming that current market conditions remain the same, at a point fifteen years from now, the strategic asset composition of the Long-Term Fund could be expected to look like the current strategic asset composition of the Medium-Term Fund. On the date of this Prospectus, the anticipated strategic asset allocation mix within the Tomorrow Funds' portfolios would be approximately as follows:


                           [ PIE CHARTS APPEAR HERE ]

These charts visually depict the composition of each Fund as follows:

LONG-TERM FUND
Large Capitalization....... 45.0%
Fixed Income............... 20.0%
Small Capitalization....... 15.0%
Medium Capitalization...... 15.0%
Foreign.................... 5.0%*

MEDIUM-TERM FUND
Large Capitalization....... 40.0%
Fixed Income............... 40.0%
Small Capitalization.......  5.0%
Medium Capitalization...... 10.0%
Foreign....................  5.0%*

SHORT-TERM FUND
Fixed Income............... 65.0%
Large Capitalization....... 35.0%

POST-RETIREMENT FUND
Fixed Income............... 70.0%
Large Capitalization....... 30.0%


-------------
* The Long-Term Fund and the Medium-Term Fund will currently invest their assets allocated to foreign securities in shares of other open-end and/or closed-end investment companies that will invest primarily in equity securities of foreign issuers. See "Foreign Securities" on page 12.


      The strategic asset allocation mix represents the way that the Tomorrow Funds' investments will generally be allocated in the near-term. A Tomorrow
Fund's actual asset allocation mix between equity and fixed-income securities and among large and small capitalization stocks and foreign securities, as applicable, are expected to vary based on the Adviser's evaluation of anticipated relative returns and risks between and among such securities in the near-term future. The Adviser will review strategic asset allocations at least semiannually and will adjust the asset allocations, if necessary, at that time. Additionally, the strategic asset allocation mix of each Tomorrow Fund (other than the Post-Retirement Fund) will be adjusted as necessary to reflect a level of risk that the Adviser considers appropriate for investors in that target class, in general, given their investment time horizon.

      The Trustees of the Trust anticipate that it will be necessary to change, from time to time, the names of each of the Long-Term, Medium-Term and Short-Term Funds to reflect the decreasing time period to retirement of each such Fund's target class of investors. As the average age of the target class of investors in a Tomorrow Fund approaches that of the Post-Retirement Fund, it is also anticipated that each Tomorrow Fund's assets may begin to decrease as a result of investor withdrawals. At such time, the Trustees of the

Trust will consider what action would be appropriate to protect the interests of remaining shareholders, including a combination with the Post-Retirement Fund.

      You are encouraged to select a particular Tomorrow Fund for investment based on your current age and the length of the period during which you expect to maintain your investment. You may invest in more than one Tomorrow Fund in order to achieve a personalized investment program. Before investing in the Tomorrow Funds, you should consider your personal tolerance for risk recognizing that each Tomorrow Fund is designed and managed to satisfy the retirement goals of investors in a target age group with a corresponding average life expectancy who anticipate retiring at approximately age 65. You should also recognize that the strategic asset allocation of each Tomorrow Fund and the particular securities in which each Tomorrow Fund invests are determined based upon the average age of the particular Tomorrow Fund's target class of investors. Because the Tomorrow Funds are managed to satisfy retirement goals based upon average life expectancy, the Tomorrow Funds may invest their assets in higher risk/higher reward securities than mutual funds designed for investors based solely on retirement dates. In addition, you should recognize that each Tomorrow Fund is managed with the goal of achieving a different risk/reward ratio, with the Long-Term Fund seeking the highest risk/reward ratio and the Post-Retirement Fund seeking the lowest risk/reward ratio among the Tomorrow Funds. Each Tomorrow Fund (other than the Post-Retirement Fund) will be managed to achieve an increasingly conservative risk/reward ratio as the average age of the target class of investors in that particular Tomorrow Fund increases.

                                RISK/REWARD RATIO

            Higher                                      Lower
   --------------------------------------------------------------------------
 Long-Term            Medium-Term           Short-Term          Post-Retirement
   Fund                  Fund                  Fund                  Fund

       The investment policies, including each Tomorrow Fund's investment objective, described in this Prospectus are non-fundamental policies which may be changed by the Trustees without the approval of shareholders. If there is a change in a Tomorrow Fund's investment objective, shareholders should consider whether that Tomorrow Fund remains an appropriate investment in light of their then current financial positions and needs. Each Tomorrow Fund has adopted certain fundamental policies which may not be changed without the approval of the applicable Tomorrow Fund's shareholders. See "Investment Restrictions" on page 33.

IN WHAT TYPES OF SECURITIES DO THE TOMORROW FUNDS INVEST?

       Each Tomorrow Fund allocates its assets between equity and fixed-income securities. The equity Category includes equity securities of all types. The fixed-income Category includes all varieties of fixed-income instruments. Some types of securities can be considered as both equity and fixed-income securities, such as shares of real estate investment trusts. The Tomorrow Funds may also make other investments that are not considered either an equity or fixed-income security, such as options and futures. For further information concerning the equity and fixed-income securities in which the Tomorrow Funds may invest, see "Risk Considerations and Other Investment Practices and Policies" beginning on page 27 of this Prospectus.

       While each Tomorrow Fund invests in substantially the same equity and fixed-income securities, the amount of each Tomorrow Fund's assets allocated to equity and fixed-income securities, and thus in particular securities, differs. However, it is expected that the relative percentage that a particular equity or fixed-income security represents within the equity and fixed-income Categories and the large and small capitalization stock and foreign securities Subcategories ordinarily will remain substantially the same.

       Each Tomorrow Fund may, but is not required to, utilize various investment strategies and techniques to seek to hedge various market risks (such as broad or specific equity or fixed-income market movements and interest rate risk), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. The investment strategies and techniques used by the Tomorrow Funds and the instruments in which they invest may change over time as new techniques, strategies and instruments are developed or regulatory changes occur. In the course of pursuing their investment objectives, the Tomorrow Funds may: (i) purchase and write (sell) put and call options on securities and indices; (ii) purchase and sell financial futures contracts and options thereon; (iii) lend portfolio securities; (iv) enter into repurchase agreements and mortgage dollar roll transactions; (v) purchase securities on a forward commitment, when-issued or delayed delivery basis; (vi) invest in restricted, illiquid and structured securities; (vii) invest in other investment companies and shares of real estate investment trusts ("REITs"); and (viii) invest in securities of unseasoned issuers. For further information concerning the securities in which the Tomorrow Funds may invest and the investment strategies and techniques they may employ, see "Risk Considerations and Other Investment Practices and Policies" beginning on page 27 of this Prospectus.


EQUITY SECURITIES

       A Tomorrow Fund's assets allocated to equity securities are currently invested, in varying amounts, among large capitalization stocks, medium capitalization stocks, small capitalization stocks and, indirectly through other investment companies, foreign securities. Please refer to the charts on page 6 of this Prospectus for the current strategic allocation of a Tomorrow Fund's assets among these securities.


Large, Medium and Small Capitalization Stocks.
      With respect to the assets of each Tomorrow Fund allocated to large, medium and small capitalization stocks, the Adviser seeks to provide, using a quantitative methodology, investment results that exceed the performance of an appropriate "Benchmark Index." To seek to achieve this objective, the assets that are allocated separately to large, medium and small capitalization stocks will, under normal market conditions, be invested in a portfolio of securities that is considered more "efficient" than the applicable Benchmark. An efficient portfolio is one that has the maximum expected return for any level of risk. The efficient mix of securities is established mathematically, taking into account the expected return and volatility of returns for each security in a given universe, as well as the historical price relationships between different securities in the universe.

        Subcategory                       Benchmark
        -----------                       ---------
Large Capitalization Stocks   Standard & Poor's 500 Composite Stock Price Index
Medium Capitalization Stocks  Standard & Poor's 400 MidCap Index
Small Capitalization Stocks   Russell 2000 Index

        To implement this strategy with respect to a Subcategory, the Adviser compiles the historical price data of all securities which comprise the applicable Benchmark. The Adviser may eliminate a security from consideration if it considers the security to have an inadequate or misleading price history. Using historical price data, the Adviser constructs and analyzes a complete matrix of all the possible price relationships between the securities in the applicable Benchmark.

       Using a sophisticated software program that incorporates risk reduction techniques developed by investment professionals of the Adviser, the Adviser constructs a number of portfolios separately with respect to each Tomorrow Fund's assets that are allocated to large, medium and small capitalization stocks, which portfolios are believed to have optimized risk/reward ratios. From these alternative portfolios, the Adviser selects the combination of securities, together with their appropriate weightings, that the Adviser believes will comprise the optimal portfolio for each Subcategory. It is expected that the optimal portfolio for each Subcategory will not include all the stocks in and will be weighted differently than the applicable Benchmark. The optimal portfolio for each Subcategory is designed to have a return greater than, but highly correlated with, the return of its Benchmark. Please see "Quantitative Methodology" in the SAI for a further description of how the Adviser constructs and maintains an optimal portfolio for the large, medium and small capitalization Subcategories.

FOREIGN SECURITIES

       The Adviser intends to invest the Long-Term Fund's and the Medium-Term Fund's assets allocated to foreign securities in shares of other open-end and/or closed-end investment companies. Such other investment companies will invest their assets primarily in equity securities of foreign issuers. It is anticipated that none of the Tomorrow Funds, including the Long-Term Fund and the Medium-Term Fund, will currently invest directly in foreign securities. The Adviser will seek to select for investment other investment companies whose underlying securities, when aggregated, resemble the composition of the Morgan Stanley Europe, Australia, Far East Index ("EAFE Index"). There can be no assurance that the Adviser will be successful in selecting such investment companies. See "Risk Considerations and Other Investment Practices and Policies
- Other Investment Companies" on page 27 of this Prospectus and "Foreign Securities" in the SAI.


FIXED-INCOME SECURITIES

       Each Tomorrow Fund will invest those assets which are allocated to fixed-income securities in a broad range of fixed-income securities, including bonds, notes, mortgaged-backed and asset-based securities, preferred stock, convertible debt securities, zero coupon and capital appreciation bonds issued by U.S. corporations or other entities or by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises. The Tomorrow Funds limit their investments in fixed-income securities to those that are rated, at the time of purchase, investment grade or, if not rated, determined by the Adviser to be of equivalent credit quality to securities so rated. Fixed-income securities may pay interest on a fixed, variable, floating, contingent, in-kind or deferred basis. There is no limit on the average dollar-weighted maturity or duration of a Tomorrow Fund's portfolio or on the maturity or duration of any individual fixed-income security purchased by a Tomorrow Fund. Because each Tomorrow Fund will invest in substantially the same fixed-income securities but in different amounts based on the particular Tomorrow Fund's strategic asset allocation, the average dollar-weighted effective maturity and duration of the Tomorrow Funds' fixed-income securities will be substantially the same. Currently, it is expected that under normal circumstances, the average duration of the Tomorrow Funds' assets allocated to fixed-income securities will be in the intermediate range. For further information concerning the fixed-income securities in which the Tomorrow Funds may invest, see "Risk Considerations and Other Investment Practices and Policies" beginning on page 27 of this Prospectus.

RISK FACTORS

       There is no assurance that any Tomorrow Fund will achieve its investment objective. Because each Tomorrow Fund owns different types of investments, its performance is affected by a variety of factors. The value of a Tomorrow Fund's investments and the income they generate (and, therefore, its net asset value) will vary from day to day, and generally reflect interest rates, market conditions, and other company, political and economic news. The Tomorrow Funds' performance also depends on the Adviser's skill in allocating assets. When you sell your shares, they may be worth more or less than what you paid for them.

       In general, the value of the Tomorrow Funds' investments in fixed-income securities rises when interest rates fall, and vice versa. Although fixed-income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates, longer-term fixed-income securities are generally more sensitive to interest changes than shorter-term fixed-income securities. Investing in REITs involves risks in addition to those associated with fixed-income securities. REITs may be affected by changes in the value of the underlying property and by the quality of any credit extended, are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency. The risks associated with the Tomorrow Funds' transactions in options, futures and other types of derivative securities including mortgage-backed, asset-backed and structured securities may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk.

       For a further discussion of the risks associated with an investment in the Tomorrow Funds, please see "Risk Considerations and Other Investment Practices and Policies" beginning on page 27 of this Prospectus.


                               ELIGIBLE INVESTORS

       Institutional Class shares of the Tomorrow Funds are designed to provide investment vehicles for variable annuity and variable life insurance contracts ("Variable Contracts") of various insurance companies' separate accounts ("Separate Accounts").

       Adviser Class shares and Institutional Class shares of the Tomorrow Funds may be purchased for the account of qualified pension or retirement plans ("Qualified Plans"). Qualified Plans include: Qualified plans and trusts under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), annuity plans under Code Section 403(a), Code Section 403(b) annuities and custodial accounts, certain governmental plans, simplified employee pension plans, deferred compensation arrangements under Code Section 457(b) and certain Individual Retirement Accounts ("IRAs"). IRAs that may invest in shares of the Tomorrow Funds are limited to those established for the benefit of: (a) current and former Trustees and officers of the Trust; (b) current and former principals and employees of the Adviser; (c) directors, officers and employees of companies and their affiliates that have an advisory relationship with the Adviser; (d) directors, officers and employees of companies and their affiliates serving in an advisory capacity to sponsors of Qualified Plans and
(e) members of the immediate families of any of the foregoing persons.

       Should you have any questions as to whether you are an eligible investor in shares of the Tomorrow Funds, please call WPG at 1-800-223-3332.


                       INSURANCE COMPANY SEPARATE ACCOUNTS

       Insurance  Company  Separate  Accounts  may only invest in  Institutional
Class shares of the Tomorrow Funds. Because holders of Variable Contracts may not purchase or redeem Institutional Class shares of the Tomorrow Funds directly, you should read the prospectus of your insurance company Separate Account to obtain instructions for purchasing a Variable Contract. Variable Contracts may or may not make investments in all the Tomorrow Funds described in this Prospectus.

       Separate Accounts purchase and redeem Institutional Class shares of the Tomorrow Funds at their respective net asset values. Redemptions will be effected by Separate Accounts to meet obligations under Variable Contracts. Insurance companies who wish to designate Institutional Class shares of the Tomorrow Funds as investment vehicles for their Separate Accounts should contact WPG at 1-800-223-3332.

                                 QUALIFIED PLANS

       The following information describes how participants in Qualified Plans may arrange to buy, sell (redeem) and exchange Adviser and Institutional Class shares of the Tomorrow Funds for the account of their Qualified Plans.

A.     ALTERNATIVE PURCHASE ARRANGEMENTS

       Each Tomorrow Fund continuously offers through this Prospectus Adviser and Institutional Class shares to Qualified Plans. If the trustee, custodian, plan administrator or other fiduciary (each, a "Plan Fiduciary") responsible for making investments on behalf of a Qualified Plan does not specify in the instructions to the Tomorrow Funds which class of shares to purchase, the Tomorrow Funds will assume that the instructions apply to Adviser Class shares.

       Both Adviser Class and Institutional Class shares are sold without a sales charge. Adviser Class shares are subject to distribution fees of up to 0.25% and service fees of up to 0.25% of each Tomorrow Fund's average daily net assets attributable to Adviser Class Shares. Institutional Class shares are subject to service fees of up to 0.25% of each Tomorrow Fund's average daily net assets attributable to Institutional Class Shares. See "Distribution Plans" and "Service Plans" below in this Prospectus.

 B.    HOW TO BUY SHARES

THROUGH WHOM MAY SHARES OF THE TOMORROW FUNDS BE PURCHASED FOR QUALIFIED PLANS?

       Because you may not purchase shares of the Tomorrow Funds directly, all orders to purchase shares must be made through the Plan Fiduciary of your Qualified Plan. If the monies you wish to invest in the Tomorrow Funds are maintained in a Qualified Plan sponsored by your employer, please consult with your employer for information about how to purchase shares of the Tomorrow Funds. If the monies you wish to invest in the Tomorrow Funds are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to purchase shares of the Tomorrow Funds.

       You may establish an IRA with the Trust's custodian, Boston Safe Deposit and Trust Company ("Boston Safe"), through which you may invest in the Tomorrow Funds. Additionally, you may invest in the Tomorrow Funds by "rolling over" an existing IRA into an IRA maintained by Boston Safe. Please call WPG at 1-800-223- 3332 for information regarding how to establish an IRA with Boston Safe.

WHAT IS THE MINIMUM  INVESTMENT  BY  QUALIFIED  PLANS IN SHARES OF THE  TOMORROW
FUNDS?

       Plan Fiduciaries may invest in the Tomorrow Funds for the account of Qualified Plans with as little as $250. There is no minimum amount required for subsequent investments.

AT WHAT PRICE ARE SHARES OF THE TOMORROW FUNDS OFFERED?

       Shares of each class of the Tomorrow Funds are sold at the net asset value (NAV) of such class of shares next determined after First Data Investor Services Group, Inc., the Tomorrow Funds' "Transfer Agent," receives and accepts a purchase order. Purchase orders received and accepted by the Transfer Agent by the close of regular trading on the New York Stock Exchange on any Business Day (normally 4:00 p.m. New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day. Otherwise, orders will be effected at the NAV determined on the next Business Day.

HOW MAY PLAN FIDUCIARIES INVEST IN THE TOMORROW FUNDS FOR THE ACCOUNT OF THEIR QUALIFIED PLANS?

       In order to make an initial investment in a Tomorrow Fund for a Qualified Plan, Plan Fiduciaries must open an account with the Tomorrow Funds by furnishing to WPG the information in the applicable Account Information Form included with this Prospectus. Please note that there is an Account Information Form applicable to IRAs and an Account Information Form applicable to other Qualified Plans and to insurance company Separate Accounts. Shares of the Tomorrow Funds may be purchased by Plan Fiduciaries for the account of Qualified Plans on any day during which the New York Stock Exchange is open for business (a "Business Day").




PLAN FIDUCIARIES:  TO MAKE AN INITIAL INVESTMENT FOR A QUALIFIED PLAN
-------------------------------------------------------------------------------


By Mail:           1.   Make a check payable to the Tomorrow Fund in which you
                        wish to invest.

                   2. Mail the completed Account Information Form and check to WPG.

By Wire:           1.   Call 1-800-223-3332 to open an account and to receive
                        an application. Funds may be wired after the application has been received.

                   2.   Instruct your bank to wire funds to:

                             Boston Safe Deposit and Trust Company
                             WPG Deposit Account No. 12-816-3
                             Bank Routing No. 011-00123-4
                             Specify:
                                  Name of Tomorrow Fund
                                  Class of shares
                                  Account Number
                                  Name(s) in which account is to be registered

                   3.   Mail the completed Account Information Form to WPG.

------------------------------------------------------------------------------



PLAN FIDUCIARIES:  TO MAKE FURTHER INVESTMENTS FOR A QUALIFIED PLAN
-------------------------------------------------------------------------------


Automatically:     1.   Use the Automatic Investment Plan.  Sign up for this
                        service when opening an account, or call 1-800-223-3332 to receive a Services Form to add this privilege.
                        Designate the bank or credit union account from which funds will be drawn.

                    2. The amount to be invested will automatically be withdrawn from the designated bank or credit union account on or about the first Business Day of the month or quarter selected.

By Telephone:       1.  Sign up for this  service when opening
                        an  account,  or call  1-800-  223-3332  to receive a
                        Services  Form to add this  privilege.  Designate the
                        bank or credit union account from which funds will be
                        drawn.  Note that in order to  invest  by phone,  the
                        account  must be in a bank or credit  union that is a
                        member of the Automated Clearing House system (ACH).
-------------------------------------------------------------------------------
                                      -14-

-------------------------------------------------------------------------------
                   2. Once this service has been selected, Plan Fiduciaries may purchase additional shares for the account of their Qualified Plans by calling the Tomorrow Funds' Transfer Agent, toll-free at 1-800-223-3332.

                   3. Give the Transfer Agent representative the name(s) in which the account is registered, the Tomorrow Fund name, Class of shares, number, and the amount of the investment.

                   4. An investment will normally be credited to the Qualified Plan account upon receipt of payment.

                        During  periods of  extreme  economic  conditions  or
                        market changes, requests by telephone may be difficult to make due to heavy volume. During such times please consider placing purchase orders by mail.

By Mail:           1.   Include a note with the investment specifying:

                                Name of the Tomorrow Fund
                                Class of shares
                                Account Number
                                Name(s) in which account is registered

                   2. Make the check payable to the Tomorrow Fund in which you wish to or are instructed to invest. Indicate the account number on the check.

                   3. Mail the account information and check to the Transfer Agent at the address indicated on the back cover of this Prospectus.

By Wire:                Instruct the bank to wire funds to:
                           Boston Safe Deposit and Trust Company
                           WPG Deposit Account No. 12-816-3
                           ABA Routing No. 011-00123-4
                           For credit to:
                                Name of Tomorrow Fund
                                Class of shares
                                Your Account Number
                                Name(s) in which account is registered
-------------------------------------------------------------------------------


         OTHER PURCHASE INFORMATION. Each Tomorrow Fund reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. As a condition of this offering, if your purchase is cancelled due to nonpayment or because your check does not clear (and, therefore, your account is required to be redeemed), you will be responsible for any loss incurred by the Tomorrow Fund(s) affected. All purchases must be made in U.S. dollars. Checks drawn on foreign banks will delay purchases until U.S. funds are received and a collection charge may be imposed. In such cases, shares of the Tomorrow Funds are priced at the net asset value computed after the Transfer Agent receives notification of the dollar equivalent from the Tomorrow Funds' custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m. New York City time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information.

         ACQUIRING SHARES OF THE TOMORROW FUNDS IN EXCHANGE FOR SECURITIES. Shares of the Tomorrow Funds may be purchased in whole or in part by delivering to the Tomorrow Funds' custodian, Boston Safe, securities acceptable to WPG. Please see "In-Kind Purchases" in the SAI for the terms and conditions of these transactions.


C.      HOW TO SELL SHARES

HOW MAY SHARES OF THE TOMORROW FUNDS BE REDEEMED FOR QUALIFIED PLANS?

         Subject to the restrictions (if any) imposed by your Qualified Plan, you can arrange to sell or "redeem" some or all of your shares on any Business Day. All orders to redeem shares of the Tomorrow Funds held for the account of Qualified Plans must be made through your Plan Fiduciary. If the shares you wish to redeem are held for the account of a Qualified Plan sponsored by your employer, please consult with your employer for information about how to redeem shares of the Tomorrow Funds. If the shares you wish to redeem are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to redeem shares of the Tomorrow Funds. Please note that shares may not be redeemed by telephone or telegram, except for exchanges which can be requested by Plan Fiduciaries by telephone or in writing in the case of payments made by check.

AT WHAT PRICE ARE SHARES OF THE TOMORROW FUNDS REDEEMED?

         Shares of each Class of the Tomorrow Funds will be redeemed at the share price (NAV) of such Class of shares next calculated after a redemption order is received in good order by the Transfer Agent. Once shares are redeemed, sale proceeds generally are available the next Business Day, but may take up to three Business Days. For your protection, redemption proceeds will not be released until a shareholder's account has been opened and payment for the shares to be redeemed have been received by the Tomorrow Fund, which may take up to fifteen days in the case of payments made by check.

         The net asset value per share received upon redemption or repurchase may be more or less than the original cost of the shares, depending on the market value of the portfolio at the time of redemption or repurchase.



PLAN FIDUCIARIES:  TO REDEEM SHARES FOR A QUALIFIED PLAN
-------------------------------------------------------------------------------


By Mail:           1.   In a written request specify:

                                Name of the Tomorrow Fund
                                Class of shares
                                Account Number
                                Name(s) in which account is registered
                                The dollar amount or the number of shares to be redeemed

                   2. Mail the redemption request to the Transfer Agent at the address indicated on the back cover of this Prospectus.

Automatically      1.   Use the Automatic Withdrawal Plan if the Qualified Plan
(Post-Retirement        account has a total value of at least $10,000.  Sign up
Fund Only):             for this service when opening an account, or call
                        1-800-223-3332 to receive a Services Form to add
                        this privilege.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   2. The redemption proceeds of $100 or more will automatically be transferred from the shareholder account to the designated address or bank account on or about the first Business Day of the month or quarter selected.
-------------------------------------------------------------------------------


         GENERAL REDEMPTION INFORMATION. Redemption requests must be received by the Transfer Agent before the close of business on the New York Stock Exchange to receive that day's share price (NAV). A written redemption request must be signed by all registered shareholders for the account using the exact names in which the account is registered or accompanied by executed power(s) of attorney. Unless otherwise specified, redemption proceeds will be sent by check to the record address. Plan Fiduciaries may elect to have redemption proceeds wired to a checking or bank account if wire redemptions were authorized when the account was opened or have subsequently been authorized.

         Redemptions may be suspended or postponed during any period in which any of the following conditions exist: the New York Stock Exchange is closed or trading on the Exchange is restricted; an emergency exists during which it is not reasonably practicable for a Tomorrow Fund to dispose of its portfolio securities or to fairly determine its net asset value; or the SEC, by order, so permits.

         CERTAIN REDEMPTION REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. A signature guarantee is a widely accepted way to protect you and the Tomorrow Funds from fraud by verifying the signature on your redemption request. A signature guarantee is required if (a) the redemption proceeds are to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account, (b) the redemption request is made for the account of an IRA or (c) the net asset value of the shares redeemed is $100,000 or more (this requirement may be waived by the Adviser in its discretion).

         The following institutions may provide a signature guarantee, provided that the institution meets credit standards established by the Transfer Agent:
(i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Signature guarantees may not be provided by a notary public.

         SMALL ACCOUNTS. In order to reduce the expense of maintaining numerous small accounts, the Trust reserves the right to redeem any shareholder account (other than an IRA) if, as a result of redemptions, the value of the account is less than $100. Shareholders will be allowed at least 60 days, after written notice by the Trust, to make an additional investment to bring the account value up to at least $100 before the redemption is processed.

         CHANGE IN TAX STATUS. Insurance companies and Plan Fiduciaries are required to notify the Trust through the Transfer Agent if the tax status of their Separate Account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The Trust reserves the right to redeem any fund account of any shareholder whose qualification as a diversified segregated asset account or a qualified pension or retirement plan satisfying the requirements of Treasury Regulation ss. 1.817-5 is revoked or challenged. The Trust will not treat an investor as a qualified pension or retirement plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An Insurance Company or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the Trust for losses incurred by the Trust as a result of such action.

D.       HOW TO EXCHANGE SHARES

MAY SHARES BE EXCHANGED FOR SHARES OF OTHER MUTUAL FUNDS?

         Subject to the terms of your Qualified Plan, shares of a Tomorrow Fund may be exchanged for shares of the same class of any other Tomorrow Fund. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

DO SALES CHARGES APPLY TO EXCHANGES?

         As is the case with initial purchases of shares of the Tomorrow Funds, exchanges of shares are made without the imposition of a sales charge.

HOW MAY I MAKE AN EXCHANGE FOR MY QUALIFIED PLAN?

         Because shares of the Tomorrow Funds are held for the account of Qualified Plans, all orders to exchange shares must be made through your Plan Fiduciary. If the shares you wish to exchange are held for the account of a Qualified Plan sponsored by your employer, please consult with your employer for information about how to exchange shares of the Tomorrow Funds. If the shares you wish to exchange are maintained by your Plan Fiduciary in an IRA or other self-administered Qualified Plan, please consult with your Plan Fiduciary for information about how to exchange shares of the Tomorrow Funds.




PLAN FIDUCIARIES:  TO EXCHANGE SHARES
-------------------------------------------------------------------------------


 By Phone:         1.   Use the telephone exchange privilege.  The telephone
                        exchange privilege is not available automatically. It is necessary to sign up for this privilege on the Account Application Form when opening an account, or call 1-800-223-3332 to receive a Services Form to add this privilege.

                   2. Once this privilege has been selected, simply call the Transfer Agent toll free at 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. New York City time on any Business Day.

                    3. Give the following information to the Transfer Agent representative:

                               Name of current Tomorrow Fund
                               Class of shares
                               Name of the fund into which the current Tomorrow Fund shares will be exchanged
                                   Account Number
                                   Name(s) in which your account is registered
                                   The dollar amount or the number of shares to be exchanged

By Mail:           1.   Mail a written request to the Transfer Agent at the
                        address listed on the back cover of this Prospectus specifying:

                                Name of current Tomorrow Fund
                                Class of shares
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        Name of the fund into which the current Tomorrow Fund
                           shares will be exchanged
                        Account Number
                        Name(s) in which your account is registered
                        The dollar amount or the number of shares to be
                           exchanged

                   2. The exchange request must be signed by all registered holders for the account using the exact names in which the account is registered or accompanied by executed power(s) of attorney.
-------------------------------------------------------------------------------


         GENERAL EXCHANGE INFORMATION. Shares exchanged are valued at their respective net asset values next determined after the exchange request is received by the Transfer Agent. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be available for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; (iii) the minimum amount for exchanging from one fund into another fund is $100 or the total value of your fund account (if less than $100) and must satisfy the minimum account size of the fund to be exchanged into; and (iv) exchanges may only be made for the same class of shares.

         To confirm that telephone exchange requests are genuine, the Trust employs reasonable procedures, such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If the Trust does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or unauthorized telephone exchange request. Otherwise, neither the Trust nor its agents will be liable for any loss incurred by a shareholder as the result of following instructions communicated by telephone that they reasonably believed to be genuine. The Trust reserves the right to refuse any request made by telephone and may limit the dollar amount involved or the number of telephone requests made by any shareholder. During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times please consider placing your order by mail.

         To prevent abuse of the exchange privilege to the detriment of other shareholders, the Trust limits the number of exchanges and purchase/redemption transactions by any one shareholder account (or group of accounts under common management) to a total of six transactions per year. This policy applies to exchanges into or out of any series of the Trust and any pair of transactions involving a purchase of shares of any series of the Trust followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same series. If a Plan Fiduciary violates this policy, his/her future purchases of, or exchanges into, the series of the Trust may be permanently refused. This policy does not prohibit redemptions of shares of any series. This policy may be waived by WPG in its discretion. Further, the exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.


               HOW EACH TOMORROW FUND'S SHARE PRICE IS DETERMINED

         The net asset value per share of a class of a Tomorrow Fund is determined by dividing the value of its assets, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value is calculated as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m. New York City time) on each Business Day. Adviser Class shares and Institutional Class shares of the Tomorrow Funds may have different net asset values.

         Portfolio securities (other than certain money market instruments) are valued primarily based on market quotations or, if market quotations are not available, at fair market value as determined in good faith by a valuation committee appointed by the Trustees. In accordance with procedures adopted by the Trustees, each Tomorrow Fund may use pricing services to value fixed-income investments.


                        MANAGEMENT OF THE TOMORROW FUNDS

TRUSTEES

         Each Tomorrow Fund is a separate investment series of Tomorrow Funds Retirement Trust, a Delaware business trust (the "Trust"). Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

INVESTMENT ADVISER

         Weiss, Peck & Greer, L.L.C., One New York Plaza, New York, New York 10004 serves as the investment adviser to each Tomorrow Fund pursuant to an investment advisory agreement. The Adviser, a privately held limited liability company with over 20 years' experience as an investment adviser to individual and institutional clients, has, together with its affiliates, approximately $13 billion under management. Subject to the supervision and direction of the Trustees, the Adviser manages each Tomorrow Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Tomorrow Fund and places orders to purchase and sell securities on behalf of the Tomorrow Fund. For these services, Post-Retirement Fund pays the Adviser a monthly fee equal on an annual basis to 0.65% of its average daily net assets and the other Tomorrow Funds each pay the Adviser a monthly fee equal on an annual basis to 0.75% of the Tomorrow Fund's average daily net assets.

         The Adviser supervises the portfolio management of the Tomorrow Funds through the Adviser's Asset Allocation Committee, which meets on a regular basis to evaluate, among other things, the strategic asset allocation mix between equity and fixed-income securities and among large, medium and small capitalization and foreign stocks. Daniel J. Cardell is primarily responsible for the day-to-day management of the assets of each Tomorrow Fund allocated to large, medium and small capitalization stocks. Mr. Cardell has been a principal of WPG since May 1996. Prior to joining the Adviser, Mr. Cardell was Senior Vice President and Director of Equities for the Bank of America. Daniel S. Vandivort has been primarily responsible since the Tomorrow Funds' inception for the day-to-day management of the assets of each Tomorrow Fund allocated to fixed-income securities. Mr. Vandivort has been a principal of the Adviser since November, 1994. Prior thereto, Mr. Vandivort served in various capacities with CS First Boston Investment Management, including Managing Director and Head of U.S. Fixed Income and Senior Portfolio Manager and Director, Global Product Development and Marketing.

         The Adviser has voluntarily agreed to limit temporarily the operating expenses (excluding Rule 12b-1 fees applicable to the Adviser Class shares, service fees applicable to the Institutional Class shares, any other class-specific expenses, litigation, indemnification and other extraordinary expenses) of the Long-Term, Mid-Term and Short-Term Funds to 1.25% of their respective average daily net assets and such operating expenses of the Post-Retirement Fund to 1.15% of its average daily net assets. The Adviser may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

         From time to time, the Adviser may compensate insurance companies or their affiliates who hold Institutional Class shares of the Tomorrow Funds for the account of their customers for providing a variety of record-keeping, administrative, marketing and/or shareholder support services. This compensation, which may be paid at a rate up to 0.25% of the net asset value of Institutional Class shares held for the account of those customers depending on the nature, extent and quality of the services provided, will be paid from the Adviser's own resources and not from the assets of any Tomorrow Fund.



                                      -20

ADMINISTRATOR

         Pursuant to an administration agreement with each Tomorrow Fund, WPG provides personnel for supervisory, administrative, accounting, shareholder services and clerical functions; oversees the performance of administrative and professional services to the Tomorrow Funds by others; provides office facilities, furnishings and office equipment; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. As compensation for the services rendered to the Tomorrow Funds as Administrator, WPG is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.09% of each Tomorrow Fund's average daily net assets. The administrative fee for each Tomorrow Fund is reviewed and approved annually by the Trustees.

EXPENSES

         Each Tomorrow Fund bears all expenses of its operation, subject to the expense limitation agreement described above. In particular, each Tomorrow Fund pays: investment advisory fees; administration fees; service fees with respect to the Institutional Class shares; distribution and service fees with respect to the Adviser Class shares; custodian and transfer agent expenses; legal and accounting fees and expenses; expenses of preparing, printing, and distributing Prospectuses and SAIs to existing shareholders, and shareholder communications and reports; expenses of computing its net asset value per share; federal and state registration fees and expenses with respect to its shares; proxy and shareholder meeting expenses; expenses of issuing and redeeming its shares; independent trustee fees and expenses; expenses of bond, liability, and other insurance coverage; brokerage commissions; taxes; trade association fees; and certain non-recurring and extraordinary expenses. In addition, the expenses of organizing the Tomorrow Funds and initially registering and qualifying their shares under federal and state securities laws are being charged to the Tomorrow Funds' operations, as an expense, over a period not to exceed 60 months from the Tomorrow Funds' inception date.

         Each Tomorrow Fund will reimburse the Adviser for fees foregone or other expenses paid by the Adviser pursuant to this expense limitation in later years in which operating expenses for that Tomorrow Fund are less than the expense limitations set forth above for any such year. No interest, carrying or finance charge will be paid by a Tomorrow Fund with respect to the amounts representing fees foregone or other expenses paid. In addition, no Tomorrow Fund will pay any unreimbursed amounts to the Adviser upon termination of its investment advisory agreement.


                               DISTRIBUTION PLANS

         The Trust, on behalf of the Adviser Class shares of each Tomorrow Fund, has adopted a Distribution Plan (the "Distribution Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Distribution Plans, each Tomorrow Fund pays distribution and service fees at an aggregate annual rate of 0.50% of a Tomorrow Fund's average daily net assets attributable to Adviser Class shares. Up to 0.25% is for service fees and the remaining amount is for distribution expenses. The distribution fee is intended to compensate WPG for its services and expenses associated with serving as principal underwriter of the Adviser Class shares of the Tomorrow Funds, including the payment of commissions by WPG to Authorized Firms. The service fee is intended to be compensation for personal services and/or account maintenance services with respect to the Adviser Class shares.

         WPG makes monthly payments to Authorized Firms based on the average net asset value of the Adviser Class shares which are attributable to Qualified Plans for whom the Authorized Firms are designated as the dealer of record. WPG makes such payments in amounts up to the distribution fee it receives with respect to such Adviser Class shares. WPG may suspend or modify such payments to Authorized Firms.

                                  SERVICE PLANS

         The Trust, on behalf of the Institutional Class shares of each Tomorrow Fund, has adopted a service plan pursuant to which each Tomorrow Fund pays service fees at an aggregate annual rate of up to 0.25% of a

Tomorrow Fund's average daily net assets attributable to Institutional Class shares (the "Service Plans"). The service fee is payable for the benefit of Qualified Plans and is intended to be compensation to Plan Fiduciaries for providing personal services and/or account maintenance services to participants in Qualified Plans who beneficially own Institutional Class shares of the Tomorrow Funds. The Trust, on behalf of the applicable Tomorrow Fund, will make monthly payments to Plan Fiduciaries, for the benefit of their Qualified Plans, based on the average net asset value of the Institutional Class shares which are attributable to the Qualified Plans.


                               DIVIDENDS AND TAXES

         Each Tomorrow Fund is treated as a separate entity for federal income tax purposes and has elected and has qualified to be treated as a "regulated investment company" under the Internal Revenue Code and intends to qualify for such treatment for each taxable year. To qualify as such, each Tomorrow Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. Each Tomorrow Fund also intends to satisfy certain additional diversification requirements applicable under Section 817(h) of the Internal Revenue Code in order to permit investments in Institutional Class shares of the Tomorrow Funds by insurance company Separate Accounts that fund Variable Contracts, which are subject to such requirements. It is possible that in order to satisfy the applicable diversification requirements, investment decisions may be made which would affect either positively or negatively the investment performance of a Tomorrow Fund. As a regulated investment company, each Tomorrow Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Internal Revenue Code.




        Each Tomorrow Fund intends to distribute all of its net investment income and net capital gains each year. Income dividends, if any, will be declared and distributed monthly for Post-Retirement Fund. Income dividends, if any, will be declared and distributed at least annually by each other Tomorrow Fund. Net short-term and long-term capital gains of each Tomorrow Fund, if any, realized during the taxable year will be distributed no less frequently then annually. Dividends derived from each Tomorrow Fund's net investment income (including dividends, interest and recognized market discount income), and net short- term capital gains received by a Tomorrow Fund are treated as ordinary income under the Internal Revenue Code. Distributions from each Tomorrow Fund's net long-term capital gains are treated as long-term capital gains under the Internal Revenue Code, regardless of how long shares of the Tomorrow Funds have been held.

         Participants in Qualified Plans may be eligible for tax deferral on distributions a Qualified Plan receives from a Tomorrow Fund and gains that arise from a Qualified Plan's dispositions of Fund shares. This Prospectus does not describe in any respect such tax treatment. Please consult your Plan Fiduciary or tax adviser. For a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, refer to the prospectus of the insurance company Separate Account.

         It is suggested that holders of Variable Contracts and participants in Qualified Plans keep all statements received from their insurance company or Qualified Plan to assist in personal recordkeeping.

REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         Unless a Plan Fiduciary elects otherwise, as permitted in the Account Information Form, income dividends and capital gains distributions with respect to a Tomorrow Fund will be reinvested in additional shares of the same Class of that Tomorrow Fund and will be credited to the Qualified Plan's account with that Tomorrow Fund at the net asset value per share next determined as of the ex-dividend date. Both income dividends and capital gains distributions are paid by the Tomorrow Fund on a per share basis. As a result, at the time of such payment, the net asset value per share of a Tomorrow Fund will be reduced by the amount of such payment. Although income dividends and capital gains distributions by the Tomorrow Funds may not give rise to current tax liability for the categories of shareholders permitted to invest in the Tomorrow Funds, participants in Qualified Plans may be subject to tax on all or a portion of their distributions from such Plans or upon the failure of such Plans to maintain their qualified status under complex Internal Revenue Code provisions concerning which a tax adviser should be consulted. Withdrawals or other payments to Variable Contract holders from insurance company Separate Accounts may also be taxable. Participants in Qualified Plans who wish to change the manner in which income dividends and capital gains distributions are received by their Qualified Plans should contact their Plan Fiduciaries. Written notification of such change must be received by the Transfer Agent at least ten days before the next scheduled distribution.


                               PORTFOLIO BROKERAGE

         In effecting securities transactions, the Tomorrow Funds generally seek to obtain the best price and execution of orders under the circumstances. Commission rates are a component of price and are considered along with other factors, including the ability of the broker to effect the transaction, and the broker's facilities, reliability and financial responsibility. Subject to the foregoing, the Tomorrow Funds intend to utilize WPG as their primary broker in connection with the purchase and sale of exchange-traded portfolio securities.
As the Tomorrow Funds' primary broker, WPG will receive brokerage commissions from the Tomorrow Funds, limited to the "usual and customary broker's commission" specified by the 1940 Act. The Tomorrow Funds intend to continue to use WPG as their primary broker on exchange-traded securities, provided WPG is able to provide execution at least as favorable as that provided by other qualified brokers.

         The Trustees of the Trust have developed procedures to limit the commissions received by WPG to the "usual and customary broker's commission" standard specified by the 1940 Act. On a quarterly basis, the Trustees review the securities transactions of each Tomorrow Fund effected by WPG to assure their compliance with such procedures.

         The Tomorrow Funds may also execute their portfolio transactions through qualified brokers other than WPG. In selecting such other brokers, WPG considers the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such brokers. Accordingly, the commissions paid to any such broker may be greater than the amount another firm might charge, provided WPG determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage services and research information provided by such broker. Such information may be used by WPG (and its affiliates) in managing all of its accounts and not all of such information may be used by WPG in managing the Tomorrow Funds. In selecting other brokers for a Tomorrow Fund, WPG may also consider the sale of shares of the Tomorrow Fund effected through such other brokers as a factor in its selection, provided that Tomorrow Fund obtains the best price and execution of orders under the circumstances.

         Money market securities and other fixed-income securities, as well as certain equity securities, in which the Tomorrow Funds invest are traded primarily in the over-the-counter ("OTC") market. For transactions effected in the OTC market, financial intermediaries (i.e., dealers) act as principal rather than as agent and receive a "spread" rather than a commission. The Tomorrow Funds intend to deal with the primary market-makers with respect to OTC securities, unless a more favorable result is obtainable elsewhere.


                                    THE TRUST

         Tomorrow Funds Retirement Trust is an open-end management investment company (commonly referred to as a mutual fund) organized as a Delaware business trust under an Agreement and Declaration of Trust dated June 21, 1995 (the
"Declaration"). The Trust has authorized an unlimited number of shares of beneficial interest.

         As of the date of this Prospectus, the shares of the Trust are divided into six series: Tomorrow Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund, Tomorrow Short-Term Retirement Fund, Tomorrow Post-Retirement Fund, Core Large-Cap Stock Fund and Core Small-Cap Stock Fund. The Trust reserves the right to create and issue additional series of shares. No series is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. Shares of a particular series vote separately on matters affecting only that series, including the approval of an investment advisory agreement and changes in fundamental policies or restrictions of a particular series.

         As of the date of this Prospectus, the Trustees have authorized the issuance of two classes of shares for each series, designated as Institutional Class and Adviser Class. The shares of each Class represent an interest in the same portfolio of investments of that series. Each Class has equal rights as to voting, redemption, dividends and liquidation, except that each Class bears different distribution fees and may bear other expenses properly attributable to the particular Class. Adviser Class shareholders of a Tomorrow Fund have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted by holders of Adviser Class shares of that Tomorrow Fund. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of a series of the Trust into additional classes. In addition, subject to Trustee approval and shareholder approval (if then required), each Tomorrow Fund may pursue its investment objective by investing all of its investable assets in a pooled fund. See "Other Investment Companies" on page 31 of this Prospectus.

         An insurance company issuing a Variable Contract that participates in Institutional Class shares of a Tomorrow Fund will vote such shares held by the insurance company Separate Accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Tomorrow Funds in proportion to the voting instructions received. For a further discussion of voting rights, please refer to your insurance company Separate Account prospectus.

         When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Trust are fully paid and non-assessable. The Trust is not required, and does not intend, to hold annual shareholder meetings. Shareholders have certain rights, as set forth in the Declaration, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Trust.

         In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees of the Trust do not expect any disadvantages to investors arising out of the fact that each Tomorrow Fund may offer a class of its shares to Separate Accounts that serve as investment medium for Variable Contracts or that each Tomorrow Fund may offer its shares to Qualified Plans. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Separate Accounts or Qualified Plans might be required to withdraw their investments in one or more Tomorrow Funds and shares of another series of the Trust may be substituted. This might force a Tomorrow Fund to sell securities at disadvantageous prices.

         In the interests of economy and convenience, the Trust does not issue certificates representing the Tomorrow Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Although each Tomorrow Fund is offering only its own shares, since the Tomorrow Funds use this combined Prospectus, it is possible that one Tomorrow Fund might become liable for a misstatement or omission in this Prospectus regarding another Tomorrow Fund. The Trustees have considered this factor in approving the use of this combined Prospectus.

         As of March 31, 1997, AIG Life Insurance Company Separate Account I, P.O. Box 667, Wilmington, DE 19899 beneficially owned in excess of 25% of the outstanding Institutional Class shares of the Long-Term Fund, Medium-Term Fund and Short-Term Fund and its affiliate, American International Life Assurance Co. of New York Separate Account A beneficially owned in excess of 25% of the outstanding Institutional Class shares of the Short- Term Fund. Accordingly, each such entity is deemed to be a controlling person.


                             INVESTMENT PERFORMANCE


         Each Tomorrow Fund may illustrate in advertisements and sales literature its average annual total return, which is the rate of growth of the Tomorrow Fund that would be necessary to achieve the ending value of an assumed initial investment of $1,000 kept in shares of a Class of the Tomorrow Fund for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Tomorrow Fund are reinvested in shares of the Tomorrow Fund at net asset value; and (2) all recurring fees are included for applicable periods.

         Each Tomorrow Fund may also illustrate in advertisements the cumulative total return for several time periods throughout the Tomorrow Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for a Tomorrow Fund will assume the reinvestment of all income dividends and capital gains distributions in shares of the Tomorrow Fund for the indicated periods and will include all recurring fees.

         Each Tomorrow Fund may also illustrate in advertisements and sales literature its yield and effective yield. Yield is based on income generated by an investment in shares of a Class of the Tomorrow Fund during a 30-day (or one-month) period. To calculate yield, this income is annualized, that is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each 30-day (or one-month) period over a one-year period, and expressed as an annual percentage rate. Effective yield for shares of a Class of the Tomorrow Funds is calculated in a similar manner but, when annualized, the income earned from an investment is assumed to be reinvested. Effective yield for each Tomorrow Fund will be slightly higher than its current yield because of the compounding effect of this assumed reinvestment.

         Yields and total returns quoted for the Tomorrow Funds include the effect of deducting each Tomorrow Fund's expenses, but may not include charges and expenses attributable to any particular Qualified Plan or Variable Contract. You should carefully review the prospectus of the insurance product you have chosen or consult with your Plan Fiduciary for information on relevant charges and expenses. Because these charges and expenses are excluded from a Tomorrow Fund's quoted performance, the investment return received by a participant in a Qualified Plan or a holder of a Variable Contract, investing in the Tomorrow Fund may be lower than the quoted performance of the Tomorrow Fund. You should bear in mind the effect of these charges when comparing a Tomorrow Fund's performance to that of other mutual funds.

         Each Tomorrow Fund's yield and total return will be calculated separately for Adviser Class and Institutional Class shares. Because each Class of shares is subject to different expenses, the yield and total return calculations with respect to each Class of shares of a Tomorrow Fund will differ. The investment performance of the Adviser Class and Institutional Class shares will be affected by the payment of distribution and service fees.

         The performance of the Tomorrow Funds will vary from time to time and past results are not necessarily representative of future results. Performance is a function of the type and quality of a Tomorrow Fund's portfolio securities and is affected by operating expenses. Performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. An investment in any Tomorrow Fund involves the risk of loss.


RISK CONSIDERATIONS AND OTHER INVESTMENT PRACTICES AND POLICIES

FIXED-INCOME SECURITIES. Each Tomorrow Fund may invest in a broad range of fixed-income securities, including bonds, notes, mortgage-backed and asset-backed securities, preferred stock and convertible debt securities issued by U.S. corporations or other entities or by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises. The interest payable on so-called fixed-income securities purchased by a Tomorrow Fund is not necessarily paid at a fixed rate and may be payable on a variable, floating, contingent, in-kind or deferred basis.

         Fixed-income securities are subject to the risk of the issuers' inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (market risk). Generally, when interest rates decline, the value of fixed-income securities can be expected to rise. Conversely, when interest rates rise the value of fixed-income securities can be expected to decline.

CORPORATE DEBT OBLIGATIONS. Each Tomorrow Fund may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. In addition to obligations of corporations, corporate debt obligations include bank obligations and zero coupon securities, issued by financial institutions and corporations.

         The debt securities in which the Tomorrow Funds may invest will be rated investment grade at the time of purchase. Investment grade securities are securities rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or by Standard & Poor's Ratings Group ("Standard & Poor's") (AAA, AA, A or BBB) or their respective equivalent ratings or, if not rated, determined by the Adviser to be of equivalent credit quality to securities so rated. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Adviser to be of comparable credit quality. Securities rated Baa by Moody's or BBB by Standard & Poor's and unrated securities of equivalent credit quality are considered medium grade obligations with speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and repay principal on these securities than is the case for issuers of higher rated securities. In the event that the rating on a security held in a Tomorrow Fund's portfolio is downgraded below investment grade by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS. Each Tomorrow Fund may invest in debt securities or preferred stocks that are convertible into or exchangeable for common stock. Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company's earnings and assets prior to the claims of owners of common stock but after those of bond owners. Preferred stocks in which the Tomorrow Funds may invest include convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks.

U.S. GOVERNMENT SECURITIES. Each Tomorrow Fund may invest in all types of U.S. Government securities, including obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises. Some U.S. Government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities, instrumentalities or sponsored enterprises are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the

U.S. Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer.

         The Tomorrow Funds may invest in U.S. Government securities which are zero coupon or deferred interest securities. For example, each Tomorrow Fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S.
Government.

ZERO COUPON AND CAPITAL APPRECIATION BONDS. The Tomorrow Funds may invest in zero coupon and capital appreciation bonds. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon and capital appreciation bonds generally are more volatile than the market prices of interest- bearing securities and are likely to respond to a greater degree to changes in interest rates than interest- bearing securities having similar maturities and credit quality. A Tomorrow Fund's investments in zero coupon securities or other stripped securities may require the Tomorrow Fund to sell certain of its portfolio securities to generate sufficient cash in order to satisfy certain income distribution requirements. See "Dividends, Distributions and Tax Status" in the SAI.

MORTGAGE-BACKED SECURITIES. Each Tomorrow Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates and collateralized mortgage obligations ("CMOs").

MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

         Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or
Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

         A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Tomorrow Funds do not intend to invest in residual interests.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

         Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Tomorrow Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Tomorrow Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

         Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.


RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure for these securities may be less than for more leveraged Mortgage-Backed Securities, such as inverse floating rate and Super Principal Only (PO) Mortgage-Backed Securities. The Tomorrow Funds will not invest in inverse floating rate or Super Principal Only (PO) Mortgage- Backed Securities.

         Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets. To the extent that prepayment rates do not remain within these prepayment ranges, PAC and TAC CMO bonds involve prepayment, extension and interest rate risk similar to those of the residual or support tranches.

ASSET-BACKED SECURITIES. Each Tomorrow Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to risks similar to those associated with Mortgage-Backed Securities, asset-backed securities present further risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.

REAL ESTATE INVESTMENT TRUSTS. Each Tomorrow Fund may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Tomorrow Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. Any Tomorrow Fund that invests in REITs will indirectly bear its proportionate share of any expenses paid by such REITs in addition to the expenses paid by the Tomorrow Fund.

         Investing in REITs involves certain risks: equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

STRUCTURED SECURITIES. Each Tomorrow Fund may invest in "structured" securities, such as notes, bonds or debentures. The distinguishing feature of a structured security is that the value of the principal of and/or interest payable on the security is determined by reference to the value of a benchmark or the relative change in two or more benchmarks. These benchmarks include stock prices and indices, currency exchange rates and physical commodity prices. Structured securities may be positively or negatively indexed, so that appreciation of the benchmark may produce an increase or decrease in the interest rate or value of the structured security at maturity. Certain structured securities may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, the Fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the Fund's limitation on investments in illiquid securities. See "Restricted and Illiquid Securities" on page 32.


EURODOLLAR AND YANKEE DOLLAR INVESTMENTS. Each Tomorrow Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks.
These  investments   involve  risks  that  are  different  from  investments  in securities of U.S. banks,
including potential unfavorable political and economic developments, different
tax provisions, seizure of foreign deposits,   currency  controls,   interest
limitations or other governmental restrictions which might affect payment of principal or interest.

INVESTING IN SMALL CAPITALIZATION COMPANIES. Each Tomorrow Fund may invest in varying degrees in smaller, lesser known companies which the Adviser believes offer a greater growth potential than larger, more mature, better known firms. Investing in the securities of such companies, however, involves greater risk and a possibility of greater portfolio price volatility. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks, such as those included in the S&P 500. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.


OTHER INVESTMENT COMPANIES. Each Tomorrow Fund may invest up to 10% of its total assets in the securities of other investment companies but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. For example, the Tomorrow Funds may invest in Standard & Poor's Depository Receipts ("Spiders"), shares of a closed-end investment company, whose performance is designed to replicate the performance of the S&P 500 Index. A Tomorrow Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Tomorrow Fund.

         Each Tomorrow Fund is authorized to invest all of its assets in the securities of a single open-end investment company (a "pooled fund") having substantially identical investment objectives, policies and restrictions as such Fund, notwithstanding any other investment restriction or policy. Such a structure is commonly referred to as "master/feeder." If authorized by the Trustees and subject to shareholder approval (if then required by applicable law), a Tomorrow Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Tomorrow Fund's investment objective, policies and restrictions. The Trustees currently do not intend to authorize investing in a pooled fund in connection with a master/feeder structure.

SHORT-TERM DEBT SECURITIES. Each Tomorrow Fund may establish and maintain cash balances for temporary purposes in order to maintain liquidity to meet shareholder redemptions. Each Tomorrow Fund may also establish and maintain cash balances for defensive purposes without limitation to hedge against potential stock market declines. A Tomorrow Fund's cash balances, including uncommitted cash balances, may be invested in investment grade money market instruments and short-term interest-bearing securities. These securities consist of U.S. Government securities, instruments of U.S. banks (including negotiable certificates of deposit, non-negotiable fixed-time deposits and bankers' acceptances), repurchase agreements, prime commercial paper of U.S. companies and debt securities that make periodic interest payments at variable or floating rates.

MORTGAGE DOLLAR ROLLS. Each Tomorrow Fund may enter into mortgage dollar roll transactions. In a mortgage dollar roll, a Tomorrow Fund sells securities for delivery in the current month and simultaneously contracts with the same counter party to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Tomorrow Fund will not receive principal and interest paid on the securities sold. However, the Tomorrow Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Tomorrow Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Tomorrow Funds will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

WRITING AND PURCHASING PUT AND CALL OPTIONS ON SECURITIES AND SECURITIES INDICES. To seek additional income or to minimize anticipated declines in the value of its securities or to seek to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), each Tomorrow Fund may purchase and write (i.e., sell) call and put options on securities and securities indices. Option transactions in which the Tomorrow Funds may engage may be traded on securities exchanges or in the over-the-counter market. Each Tomorrow Fund currently intends to limit its option transactions during the current fiscal year so that no more than 5% of the Tomorrow Fund's net assets will be at risk as a result of such transactions. Please see the SAI for a further discussion of option transactions and associated risks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Tomorrow Fund may engage in futures transactions and related options. Future contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. A Tomorrow Fund will engage in futures and related options transactions only for bona fide hedging and non-hedging purposes to the extent permitted by regulations of the Commodity Futures Trading Commission. A Tomorrow Fund will not enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures would exceed 5% of the Tomorrow Fund's net assets, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Tomorrow Fund may also enter into closing purchase and sale transactions with respect to futures contracts and related options.

         The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Tomorrow Fund's income due to the use of hedging; possible reduction in value of the both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the Tomorrow Fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities. A further discussion of futures contracts and their associated risks is contained in the SAI.

FORWARD COMMITMENT, DELAYED DELIVERY AND WHEN-ISSUED TRANSACTIONS. Each Tomorrow Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis (collectively, "when-issued securities"). When such transactions are negotiated, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 90 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Tomorrow Fund purchases securities on a when-issued basis, the Tomorrow Fund's custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Tomorrow Fund's purchase commitment. A Tomorrow Fund may close out a position in securities purchased on a when-issued basis prior to the settlement date.

LENDING OF PORTFOLIO SECURITIES. Each Tomorrow Fund may also seek to increase its income by lending portfolio securities. Such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, the value of the securities loaned would not exceed 33 1/ 3% of the value of the total assets of the Tomorrow Fund. Although the Tomorrow Funds may loan portfolio securities on a short-term, medium-term and long-term basis, any such loan may be called at any time for reacquisition by the respective Tomorrow Fund within the normal settlement period for the security. A Tomorrow Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Tomorrow Fund.

RESTRICTED AND ILLIQUID SECURITIES. Each Tomorrow Fund may invest up to 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, securities that are not readily marketable,
certain  over-the-counter   options,  certain  structured securities and
"restricted  securities" (i.e.,


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



securities that would be required to be registered under the Securities Act of 1933, as amended ("1933 Act"), prior to distribution to the general public) including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A under the 1933 Act, unless the Trustees determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain sufficient oversight and are ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees carefully monitor each Tomorrow Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Tomorrow Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

REPURCHASE AGREEMENTS. Each Tomorrow Fund may enter into repurchase agreements through which the Tomorrow Fund purchases a security (the "underlying security") from a domestic securities dealer or bank that is a member of the Federal Reserve System. Under the agreement, the seller of the repurchase agreement (i.e., the securities dealer or bank) agrees to repurchase the underlying security at a mutually agreed upon time and price. In repurchase transactions, the underlying security, which must be a high- quality debt security, is held by the Tomorrow Fund's custodian through the federal book-entry system as collateral and marked-to-market on a daily basis to ensure full collateralization of the repurchase agreement. In the event of bankruptcy or default of certain sellers of repurchase agreements, a Tomorrow Fund could experience costs and delays in liquidating the underlying security held as collateral and might incur a loss if such collateral declines in value during this period.

MARKET CHANGES. The market value of the Tomorrow Fund's investments, and thus each Tomorrow Fund's net asset value, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to increase. Conversely, when interest rates increase, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

PORTFOLIO TURNOVER. Although no Tomorrow Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by a Tomorrow Fund and a Tomorrow Fund's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the applicable Tomorrow Fund and its shareholders and may, under certain circumstances, make it more difficult for such Tomorrow Fund to qualify as a regulated investment company under the Internal Revenue Code. See "Financial Highlights" for the portfolio turnover rates of the Tomorrow Funds.

DIVERSIFICATION. Each Tomorrow Fund is diversified, as defined in the 1940 Act. As such, each Tomorrow Fund has a fundamental policy that limits its investments so that, with respect to 75% of its assets (i) no more than 5% of the Tomorrow Fund's total assets will be invested in the securities of a single issuer and
(ii) each Tomorrow Fund will purchase no more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by U.S. Government securities or investments in other investment companies. In addition to the diversification requirements under the 1940 Act, the Tomorrow Funds must satisfy the diversification requirements under the Internal Revenue Code applicable to regulated investment companies and the additional diversification requirements applicable under Section 817(h) of the Internal Revenue Code to Separate Accounts that fund Variable Contracts. These requirements place certain limitations on the assets of a Tomorrow Fund that may be invested in securities of a single issuer or a small number of issuers or interests in the same commodity. More specific information on these diversification requirements is contained in the SAI.

INVESTMENT RESTRICTIONS. Each Tomorrow Fund is subject to further investment policies and restrictions that are described in the SAI. As previously described, the foregoing investment policies, including each Tomorrow Fund's investment objective, are non-fundamental policies which may be changed by the Trustees without the approval of



                                      -32-

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shareholders.  If there is a change in a Tomorrow Fund's investment  objective, shareholders should consider whether that Tomorrow Fund remains an appropriate investment in light of their then current financial positions and needs. Each Tomorrow Fund has adopted certain fundamental policies which may not be changed without the approval of the applicable Tomorrow Fund's shareholders. Among other fundamental restrictions listed in the SAI, no Tomorrow Fund may (1) with respect to 75% of its total assets, purchase securities of any one issuer (other than U.S. Government securities and securities of other investment companies) if more than 5% of its total assets would be invested in such issuer, (2) act as an underwriter except in certain circumstances, (3) purchase or sell real estate except in certain circumstances, (4) issue senior securities except as permitted by the 1940 Act or (5) invest more than 25% of its total assets in the securities of issuers (including any one foreign government, but excluding the U.S. government) in any one industry.

         If any percentage restriction described above or in the SAI is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Tomorrow Fund's assets will not constitute a violation of the restriction.


                             ADDITIONAL INFORMATION

REPORTS TO SHAREHOLDERS

         As shareholders in the Tomorrow Funds, Separate Accounts and Qualified Plans will receive an annual report containing audited financial statements and semi-annual reports. Each Separate Account and Qualified Plan will also be provided with a printed confirmation for each transaction in their shareholder account. Holders of Variable Contracts and participants in Qualified Plans may receive additional reports from their insurance company or Plan Fiduciary, as the case may be.

PRINCIPAL UNDERWRITER

         WPG serves as the Tomorrow Funds' principal underwriter.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, MA 01581 serves as transfer agent and dividend disbursing agent for the Tomorrow Funds. The Tomorrow Funds may also enter into agreements with and compensate other transfer agents and financial institutions who process shareholder transactions and maintain shareholder accounts.

INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, serves as the independent accountants for the Trust and will audit each Tomorrow Fund's financial statements annually.

LEGAL COUNSEL

         Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust.


                             ----------------------

No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the SAI, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                      -33-